SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

             Date of Report (Date of earliest event reported):
                       September 14, 1999 (July 1, 1999)

                                 IMAGINON, INC.
             (Exact name of registrant as specified in its charter)

Delaware                                                              84-1217733
--------                                                              ----------
(State or other jurisdiction                                       (IRS Employer
of incorporation)                                            Identification No.)

                                    000-25114
                                    ---------
                              (Commission FileNo.)

                1313 Laurel Street, Suite 1, San Carlos, CA 94070
                -------------------------------------------------
               (Address of principal executive offices)(Zip Code)

                                 (650) 596-9300
                                 --------------
              (Registrant's telephone number, including area code)

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.

As described in the Registrant's Current Report on Form 8-K filed on July 8, 1999 (the "Initial 8-K") effective July 1, 1999, the Registrant completed a merger pursuant to which Imagine Digital Productions 1, Inc., a Colorado corporation, merged with and into a wholly-owned subsidiary of the Registrant, ImaginOn Digital Productions, Inc. The Initial 8-K erroneously reported the effective date of the transaction as June 23, 1999.

This Current Report on Form 8-K/A amends and supplements the Initial 8-K to include financial statements and pro forma financial information permitted pursuant to Item 7 of Form 8-K to be excluded from the Initial Form 8-K and required to be filed by amendment to the Initial Form 8-K not later that 60 days after the date the initial Form 8-K was required to be filed.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (a)     Financial Statements of the Business Acquired

                    Pursuant  to  paragraph  (a)(4) of Item 7 of Form  8-K,  the attached financial statements were omitted from the disclosure contained in the Company's Current report on Form 8-K filed with the Securities and Exchange Commission on July 8, 1999. Attached hereto as are the audited financial statements of Imagine Digital Productions 1, Inc. as of December 31, 1998, and for the year ended December 31, 1998, and the period from September 19, 1997 (date of inception) through December 31, 1997, as well as the unaudited financial statements as of June 30, 1999, and the six-month periods ended June 30, 1999, and June 30, 1998.

            (b)     Pro Forma Financial Information

                    Pursuant to paragraph (b)(2) of Item 7 of Form 8-K, the following pro forma financial information was omitted from the disclosures contained in the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on July 8, 1999. Attached hereto are the unaudited pro forma condensed consolidated balance sheet as of June 30, 1999, and the statements of operations for the year ended December 31, 1998, and the six months ended June 30, 1999, reflecting the acquisition of Imagine Digital Productions 1, Inc., and including the notes to the unaudited pro forma financial statements.

                       IMAGINE DIGITAL PRODUCTIONS 1, INC.


                      YEAR ENDED DECEMBER 31, 1998, AND THE
                   PERIOD FROM SEPTEMBER 19, 1997 (INCEPTION)
                  THROUGH DECEMBER 31, 1997, AND THE SIX MONTHS
                    ENDED JUNE 30, 1999 AND 1998 (UNAUDITED)

                       IMAGINE DIGITAL PRODUCTIONS 1, INC.

                      YEAR ENDED DECEMBER 31, 1998, AND THE
                   PERIOD FROM SEPTEMBER 19, 1997 (INCEPTION)
                  THROUGH DECEMBER 31, 1997, AND THE SIX MONTHS
                    ENDED JUNE 30, 1999 AND 1998 (UNAUDITED)



                                    CONTENTS



Independent auditors' report                                                   1

Financial statements:

     Balance sheets                                                            2

     Statements of operations                                                  3

     Statements of equity (deficit)                                            4

     Statements of cash flows                                                  5

     Notes to financial statements                                          6-12

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------


The Board of Directors
Imagine Digital Productions 1, Inc.

We have audited the balance sheet of Imagine Digital Productions 1, Inc. as of December 31, 1998, and the related statements of operations, equity (deficit) and cash flows for the year ended December 31, 1998, and the period from September 19, 1997 (inception) through December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Imagine Digital Productions 1, Inc. as of December 31, 1998, and the results of its operations and its cash flows for the year ended December 31, 1998 and the period from September 19, 1997 (inception) through December 31, 1997, in conformity with generally accepted accounting principles.

GELFOND HOCHSTADT PANGBURN & CO.



Denver, Colorado
September 2, 1999

                      IMAGINE DIGITAL PRODUCTIONS 1, INC.

                                     ASSETS

                                                       December 31,   June 30,
                                                          1998          1999
                                                       ------------  -----------
                                                                     (Unaudited)

Current assets:
     Cash ............................................   $  7,049    $     63
     Accounts receivable .............................      7,439       2,350
     Related party receivables (Note 3) ..............      4,200
     Inventories .....................................      2,500       8,668
                                                         --------    --------

         Total current assets ........................     21,188      11,081
                                                         --------    --------

Property and equipment, net (Note 4) .................     17,754      15,097
Other assets .........................................      1,616         730
                                                         --------    --------

                                                         $ 40,558    $ 26,908
                                                         ========    ========

                        LIABILITIES AND EQUITY (DEFICIT)

Current liabilities:
     Accounts payable ................................   $    672
     Advances payable to ImaginOn, Inc. and others
      (Note 8) .......................................               $ 44,500
                                                         --------    --------

         Total liabilities (all current) .............        672      44,500
                                                         --------    --------

Commitments (Notes 5 and 8)

Equity (deficit) (Note 7):
     Shareholders' deficit:
         Preferred stock; 1,000 shares authorized;
           719.63 shares issued and outstanding
           (liquidation preference of $359,815) ......                 12,432
         Common stock; 10,000 shares authorized;
           660.37 shares issued and outstanding ......                     28
         Accumulated deficit .........................                (30,052)
     Members' equity .................................     39,886
                                                         --------    --------
           Total equity (deficit) ....................     39,886     (17,592)
                                                         --------    --------

                                                         $ 40,558    $ 26,908
                                                         ========    ========

                       See notes to financial statements.

                       IMAGINE DIGITAL PRODUCTIONS 1, INC.

                            STATEMENTS OF OPERATIONS




                                  Period from
                                 September 19,
                               1997 (inception)  Year ended          Six months ended
                               through December  December 31,             June 30,
                                    31,1997          1998           1998           1999
                               ---------------- -------------   -----------     -----------
                                                                (Unaudited)     (Unaudited)


Revenue .......................   $    53,040    $   127,762    $    88,677    $    59,152

Cost of revenue ...............        30,617        117,877         65,521         48,661
                                  -----------    -----------    -----------    -----------

Gross profit ..................        22,423          9,885         23,156         10,491
                                  -----------    -----------    -----------    -----------

Operating expenses:
     Selling and marketing ....        35,121         93,429         50,676         31,471
     General and administrative        24,814         72,058         39,389         36,498
                                  -----------    -----------    -----------    -----------

                                      (59,935)      (165,487)       (90,065)       (67,969)
                                  -----------    -----------    -----------    -----------

Loss from operations ..........       (37,512)      (155,602)       (66,909)       (57,478)

Other income ..................                        3,000
                                  -----------    -----------    -----------    -----------

Net loss ......................   $   (37,512)   $  (152,602)   $   (66,909)   $   (57,478)
                                  ===========    ===========    ===========    ===========


                       See notes to financial statements.

                       IMAGINE DIGITAL PRODUCTIONS 1, INC.

                         STATEMENTS OF EQUITY (DEFICIT)

                      YEAR ENDED DECEMBER 31, 1998, AND THE
                   PERIOD FROM SEPTEMBER 19, 1997 (INCEPTION)
                  THROUGH DECEMBER 31, 1997, AND THE SIX MONTHS
                         ENDED JUNE 30, 1999 (UNAUDITED)

                                                          Shareholders' equity
                                               ----------------------------------------------    Members'
                                                  Preferred  stock          Common stock         equity/
                                               ---------------------   ----------------------  accumulated
                                                Shares       Amount     Shares       Amount      deficit       Total
                                               ---------   ---------   ----------   ---------   ---------    ---------
                                                                                                              (Note 7)
Capital contribution
 at inception ..............................                                                    $  95,000    $  95,000

Net loss ...................................                                                      (37,512)     (37,512)
                                               ---------   ---------   ----------   ---------   ---------    ---------

Balances, December 31, 1997 ................                                                       57,488       57,488

Capital contribution .......................                                                      135,000      135,000

Net loss ...................................                                                     (152,602)    (152,602)
                                               ---------   ---------   ----------   ---------   ---------    ---------

Balances, December 31, 1998 ................                                                       39,886       39,886

Net loss for four months ended
 April 30, 1999 (unaudited) ................                                                      (27,426)     (27,426)
                                               ---------   ---------   ----------   ---------   ---------    ---------

Balances, April 30, 1999 (unaudited) .......                                                       12,460       12,460

Issuance of common and
  preferred stock upon incorporation
  of the Company (Note 7) ..................      719.63   $  12,432       660.37   $      28     (12,460)

Net loss for two  months ended
 June  30, 1999 (unaudited) ................                                                      (30,052)     (30,052)
                                               ---------   ---------   ----------   ---------   ---------    ---------

Balances, June 30,
 1999 (unaudited) ..........................      719.63   $  12,432       660.37   $      28   $ (30,052)   $ (17,592)
                                               =========   =========   ==========   =========   =========    =========

                        See notes to financial statements

                       IMAGINE DIGITAL PRODUCTIONS 1, INC.

                            STATEMENTS OF CASH FLOWS

                                                   Period from
                                                   September 19,
                                                       1997
                                                    (inception),                  Six months ended
                                                      through    Year ended           June 30,
                                                     December    December 31,  ----------------------
                                                     31, 1997       1998         1998          1999
                                                     ---------    ---------    ---------    ---------

                                                                              (Unaudited)  (Unaudited)
Cash flows from operating activities:
     Net loss ....................................   $ (37,512)   $(152,602)   $ (66,909)   $ (57,478)
                                                     ---------    ---------    ---------    ---------
     Adjustments to reconcile net loss to net cash
     used in operating activities:
     Depreciation ................................         886        5,314        2,657        2,657
     Changes in assets and liabilities:
       (Increase) decrease in receivables ........     (37,700)      26,061        5,500        9,289
       Increase in inventories ...................                   (2,500)                   (6,168)
       (Increase) decrease in other assets .......      (2,970)       1,355          150          886
       Increase (decrease) in accounts payable ...       1,536         (866)      (1,485)        (672)
                                                     ---------    ---------    ---------    ---------
       Total adjustments .........................     (38,248)      29,364        6,822        5,992
                                                     ---------    ---------    ---------    ---------

         Net cash used in operating activities ...     (75,760)    (123,238)     (60,087)     (51,486)
                                                     ---------    ---------    ---------    ---------

Cash flows from investing activities:
     Purchases of property and equipment .........     (23,953)
                                                     ---------    ---------    ---------    ---------
         Net cash used in investing activities ...     (23,953)
                                                     ---------    ---------    ---------    ---------

Cash flows from financing activities:
     Bank overdraft ..............................       4,713       (4,713)      (4,713)
     Advances from ImaginOn, Inc. and others .....                                             44,500
     Capital contributions .......................      95,000      135,000       65,000
                                                     ---------    ---------    ---------    ---------
         Net cash provided by financing activities      99,713      130,287       60,287       44,500
                                                     ---------    ---------    ---------    ---------

Net increase (decrease) in cash ..................                    7,049          200       (6,986)

Cash, beginning ..................................                                              7,049
                                                     ---------    ---------    ---------    ---------
Cash, ending .....................................   $            $   7,049    $     200    $      63
                                                     =========    =========    =========    =========

                       See notes to financial statements.

                       IMAGINE DIGITAL PRODUCTIONS 1, INC.

                          NOTES TO FINANCIAL STATEMENTS

                      YEAR ENDED DECEMBER 31, 1998, AND THE
                   PERIOD FROM SEPTEMBER 19, 1997 (INCEPTION)
                  THROUGH DECEMBER 31, 1997 AND THE SIX MONTHS
                    ENDED JUNE 30, 1999 AND 1998 (UNAUDITED)

1.   Organization and nature of business:

     Imagine Digital  Productions 1, Inc., (the "Company") was originally formed as a Colorado Limited Liability Company on September 19, 1997, and began operations on October 1, 1997. On April 30, 1999, the Company revoked its limited liability company status and incorporated as a Colorado Corporation (Note 6). The Company is located in Aspen, Colorado, and operates a multimedia production studio which designs, produces and distributes information, in an interactive digital form, through media such as CD-ROM computer disks and the World Wide Web. The Company markets these multimedia products to customers in specific markets and geographic areas along with custom website and other online services which the Company provides to its customers.

2. Significant accounting policies:

     Unaudited financial statements:

     The balance sheet as of June 30, 1999, the statements of operations and cash flows for the six months ended June 30, 1999 and 1998, and the statement of equity (deficit) for the six months ended June 30, 1999, have been prepared by the Company without audit. In the opinion of management, all adjustments (which include normal recurring adjustments) necessary to present fairly the financial position, results of operations and cash flows for all such periods have been made. The results of operations for the six months ended June 30, 1999 are not necessarily indicative of the operating results for the full year.

     Use of estimates in the preparation of financial statements:

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Management makes these estimates using the best information available at the time the estimates are made; however, actual results could differ materially from these estimates.

                       IMAGINE DIGITAL PRODUCTIONS 1, INC.

                      YEAR ENDED DECEMBER 31, 1998, AND THE
                   PERIOD FROM SEPTEMBER 19, 1997 (INCEPTION)
                  THROUGH DECEMBER 31, 1997, AND THE SIX MONTHS
                    ENDED JUNE 30, 1999 AND 1998 (UNAUDITED)

2.   Significant accounting policies (continued):

     Inventories:

     Inventories, which consist of CD-ROM computer disks, are valued at the lower of cost or market and are accounted for on the first-in, first-out
       (FIFO) basis.

     Property and equipment:

     Property and equipment is recorded at cost. Depreciation is calculated using the straight-line method over the estimated useful lives of the assets, which range from three to seven years.

     The Company  assesses  the  carrying  values of its  long-lived  assets for impairment when circumstances indicate such amounts may not be recoverable from future operations. Generally, assets to be held and used in operations are considered impaired if the sum of expected undiscounted future cash flows is less than the assets' carrying amount. If an impairment is indicated, the loss is measured based on the amount by which the assets' carrying amounts exceed their fair value. Based on its review, the Company's management does not believe that any impairment has occurred as of December 31, 1998 (or June 30, 1999, unaudited).

     Revenue recognition:

     The Company recognizes revenue upon the completion and acceptance by the customer of each website and Internet-related development project. Revenues from other consulting and implementation services are recognized when the servcies are performed, and revenues from CD-ROM computer disk sales are recognized when the products are shipped.

     Risk considerations:

     The Company is subject to risks and uncertainties common to growing technology- based companies, including rapid technological change, growth and commercial acceptance of the Internet, dependence on principal products and third party technology, new product development, new product introductions and other activities of competitors, dependence on key personnel, and limited operating history.

                       IMAGINE DIGITAL PRODUCTIONS 1, INC.

                      YEAR ENDED DECEMBER 31, 1998, AND THE
                   PERIOD FROM SEPTEMBER 19, 1997 (INCEPTION)
                  THROUGH DECEMBER 31, 1997, AND THE SIX MONTHS
                    ENDED JUNE 30, 1999 AND 1998 (UNAUDITED)

2.   Significant accounting policies (continued):

     Risk considerations (continued):

     The Company recognizes the need to ensure its operations will not be adversely impacted by Year 2000 software failures. Software failures due to processing errors potentially arising from calculations using the Year 2000 date are a known risk. The Company is addressing this risk to the availability and integrity of financial systems and the reliability of the operational systems. The Company has established processes for evaluating and managing the risks and costs associated with this problem. Management believes the total cost of compliance, and its effect on the Company's future results of operations will be insignificant.

     Fair value of financial instruments:

     Management believes that the carrying amounts of the Company's financial instruments approximates their fair values primarily because of the short-term maturity of these instruments. Estimates are not necessarily indicative of the amounts which could be realized or would be paid in a current market exchange. The effect of using different market assumptions and/or estimation methodologies may be material to the estimated fair value amounts.

     Recently issued accounting pronouncements:

     In June 1998,  the  Financial  Accounting  Standards  Board  (FASB)  issued
       Statement of Financial Accounting Standards (SFAS) No. 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES. This statement is effective for fiscal years beginning after June 15, 2000. Currently, the Company does not have any derivative financial instruments and does not participate in hedging activities, therefore management believes SFAS No. 133 will not impact the Company's financial position or results of operations.

                       IMAGINE DIGITAL PRODUCTIONS 1, INC.

                      YEAR ENDED DECEMBER 31, 1998, AND THE
                   PERIOD FROM SEPTEMBER 19, 1997 (INCEPTION)
                  THROUGH DECEMBER 31, 1997, AND THE SIX MONTHS
                    ENDED JUNE 30, 1999 AND 1998 (UNAUDITED)

2.   Significant accounting policies (continued):

     Recently issued accounting pronouncements:

     On January 1, 1998, the Company  adopted Statement of Financial  Accounting
       Standards (SFAS) No. 130, REPORTING COMPREHENSIVE INCOME. SFAS No. 130 establishes requirements for disclosure of comprehensive income and its components, which include, among other items, unrealized gains or losses from marketable securities and foreign currency translation adjustments that previously were only reported as a component of shareholders' equity. The Company does not have any components of comprehensive income through December 31, 1998, and through the period ended June 30, 1999 (unaudited).

3. Related party receivables:

     Related  party  receivables   represent  unsecured,   non-interest  bearing
       advances made to the Company's member/shareholders.

4. Property and equipment:

     Property and  equipment  consist of the  following at December 31, 1998 and
       June 30, 1999:
                                                    December 31,   June 30
                                                       1998          1999
                                                     ---------    ---------
                                                                 (Unaudited)

         Computer equipment                          $  11,405    $  11,405
         Furniture and fixtures                         12,549       12,549
                                                     ---------    ---------
                                                        23,954       23,954
         Less accumulated depreciation                   6,200        8,857
                                                     ---------    ---------

                                                     $  17,754    $  15,097
                                                     =========    =========

                       IMAGINE DIGITAL PRODUCTIONS 1, INC.

                      YEAR ENDED DECEMBER 31, 1998, AND THE
                   PERIOD FROM SEPTEMBER 19, 1997 (INCEPTION)
                  THROUGH DECEMBER 31, 1997, AND THE SIX MONTHS
                    ENDED JUNE 30, 1999 AND 1998 (UNAUDITED)

5.   Leases:

     The Company leases office space and computer equipment under operating leases that expire through 2002. Rental expense for all operating leases was $10,307 for the period ended December 31, 1997, and $22,306 for the year ended December 31, 1998 ($10,996 and $11,358 for the six months ended June 30, 1998 and 1999, respectively, unaudited). Future minimum lease payments are as follows:

              Year ending
              December 31,                            Amount
              ------------                           ---------

                   1999                              $  25,182
                   2000                                 18,870
                   2001                                 18,689
                   2002                                 10,509
                                                     ---------
              Total minimum
               lease payments                        $  73,250
                                                     =========

6. Income taxes:

     Through April 30, 1999, the Company maintained Limited Liability Company status for federal income tax purposes. As a limited liability company, the Company's members reported their respective share of net income or loss on their respective income tax returns, and the Company did not record a provision for Federal or State income taxes.

     Effective April 30, 1999, the Company revoked its limited liability Company status and became a C Corporation. As a C corporation, income taxes will be provided for the tax effects of transactions reported in the financial statements subsequent to April 30,1999, and a deferred income tax liability or asset will be recognized for temporary differences between the Company's financial statements and tax returns. Deferred tax assets and liabilities are measured using enacted tax rates which are expected to be in effect when these differences reverse.

                       IMAGINE DIGITAL PRODUCTIONS 1, INC.

                      YEAR ENDED DECEMBER 31, 1998, AND THE
                   PERIOD FROM SEPTEMBER 19, 1997 (INCEPTION)
                  THROUGH DECEMBER 31, 1997, AND THE SIX MONTHS
                    ENDED JUNE 30, 1999 AND 1998 (UNAUDITED)

6.   Income taxes (continued):

     The Company has no  provision  for income tax for the six months ended June
       30, 1999 (unaudited), because the Company incurred a net operating loss. Based on statutory rates, the Company's expected tax benefit arising from the net loss would be approximately $5,000 (unaudited) for the six months ended June 30, 1999. However, the estimated tax benefit has been reduced by a valuation allowance for financial reporting purposes due to the uncertainty regarding the realization of this deferred tax asset.

     The deferred tax consequences of temporary differences in reporting items for financial statement and income tax purposes are recognized, if appropriate. Realization of the future tax benefits related to the deferred tax assets is dependent on many factors, including the Company's ability to generate taxable income within the net operating loss carryforward period. The realization of the net operating loss may also be limited by the change in the Company's ownership (Note 8). Management has considered these factors in reaching its conclusion as to the valuation allowance for financial reporting purposes.

7.   Equity:

     Effective April 30, 1999,  upon the  incorporation  of the Company,  660.37 shares of common stock and 719.63 shares of preferred stock were issued to the previous three members of the Company. The members' previous capital balances were reclassified accordingly in the accompanying financial statements at the limited liability company's historical cost basis.

     The preferred shareholders are entitled to voting rights, and the preferred shares contain a liquidation preference equal to $500 per share.

                       IMAGINE DIGITAL PRODUCTIONS 1, INC.

                      YEAR ENDED DECEMBER 31, 1998, AND THE
                   PERIOD FROM SEPTEMBER 19, 1997 (INCEPTION)
                  THROUGH DECEMBER 31, 1997, AND THE SIX MONTHS
                    ENDED JUNE 30, 1999 AND 1998 (UNAUDITED)

8. Subsequent events:

     Effective July 1, 1999, the  shareholders of the Company sold 100% of their ownership interests to ImaginOn, Inc. ("ImaginOn"), through ImaginOn's wholly-owned subsidiary ImaginOn Digital Productions, Inc. The purchase price consisted of cash of $125,000, a $200,000 payable (due in October
       1999), and 305,000 shares of ImaginOn common stock valued at approximately $667,000. In addition, ImaginOn agreed to issue as contingent consideration, up to 105,000 shares of ImaginOn common stock on June 30, 2000, subject to the satisfaction of certain performance criteria.

     During the six months  ended June 30, 1999,  ImaginOn  advanced the Company
       $25,000, and other parties advanced 19,500 (unaudited) for operations. The advances are unsecured, non-interest bearing and due on demand.

                         IMAGINON INC. AND SUBSIDIARIES

                          UNAUDITED CONDENSED PRO FORMA
                        CONSOLIDATED FINANCIAL STATEMENTS

                       SIX MONTHS ENDED JUNE 30, 1999, AND
                          YEAR ENDED DECEMBER 31, 1998

On July 1, 1999, ImaginOn, Inc. (the "Registrant", or the "Company") through ImaginOn Digital Productions, Inc., a newly formed wholly owned subsidiary, acquired all the outstanding common and preferred shares of stock of Imagine Digital Productions 1, Inc. ("IDP") in a transaction accounted for as a purchase. The accompanying unaudited condensed pro forma consolidated balance sheet gives effect to the acquisition as if the purchase had been consummated on June 30, 1999. The accompanying unaudited condensed pro forma consolidated statements of operations for the six months ended June 30, 1999, and the year ended December 31, 1998, give effect to the acquisition as if the purchase had been consummated on January 1, 1999, and January 1, 1998, respectively.

The unaudited pro forma consolidated financial statements should be read in conjunction with the historical financial statements of IDP (included herein) as well as those of the Company. The unaudited pro forma consolidated financial statements do not purport to be indicative of the financial position or results of operations that actually would have occurred had the acquisition occurred before July 1, 1999, or to project the Company's financial position or results of operations to any future period.

                         IMAGINON, INC. AND SUBSIDIARIES
            UNAUDITED CONDENSED PRO FORMA CONSOLIDATED BALANCE SHEET
                                  JUNE 30, 1999


                                                          Historical
                                                  --------------------------
                                                                   Imagine
                                                   ImaginOn,       Digital
                                                   Inc. and      Productions,    Pro forma         Pro forma
                                                 subsidiaries      1, Inc.      adjustments      consolidated
                                                  -----------    -----------    -----------       -----------
Assets:
Current assets:
      Cash ....................................   $ 5,174,218    $        63    $  (125,000) (A)  $ 5,049,281
      Accounts receivable .....................       107,720          2,350        (44,500) (B)       65,570
      Inventories .............................        25,938          8,668                           34,606
      Prepaid expenses and other ..............       105,957                                         105,957
                                                  -----------    -----------    -----------       -----------

      Total current assets ....................     5,413,833         11,081       (169,500)        5,255,414

Furniture and equipment, net ..................       131,117         15,097                          146,214
Other assets ..................................       141,557            730                          142,287
Intangible assets .............................     1,516,113                     1,009,932  (A)    2,526,045
                                                  -----------    -----------    -----------       -----------

                                                  $ 7,202,620    $    26,908    $   840,432       $ 8,069,960
                                                  ===========    ===========    ===========       ===========


Liabilities and shareholders' equity (deficit):

Current liabilities:
      Accounts payable ........................       242,563         44,500        (44,500) (B)      242,563
      Accrued expense .........................       664,779                                         664,779
      Payable to previous IDP shareholders ....                                     200,000  (A)      200,000
                                                  -----------    -----------    -----------       -----------

      Total current liabilities ...............       907,342         44,500        155,500         1,107,342


Shareholders' equity (deficit) ................     6,295,278        (17,592)       684,932  (A)    6,962,618
                                                  -----------    -----------    -----------       -----------

                                                  $ 7,202,620    $    26,908    $   840,432       $ 8,069,960
                                                  ===========    ===========    ===========       ===========

                         IMAGINON, INC. AND SUBSIDIARIES
       UNAUDITED CONDENSED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 1999

                                                          Historical
                                                  --------------------------
                                                                   Imagine
                                                   ImaginOn,       Digital
                                                   Inc. and      Productions,    Pro forma         Pro forma
                                                 subsidiaries      1, Inc.      adjustments      consolidated
                                                  -----------    -----------    -----------       -----------
Revenues ..................................       $    91,062    $    59,152                      $   150,214
Cost of revenues ..........................            60,705         48,661                          109,366
                                                  -----------    -----------    -----------       -----------

      Gross profit ........................            30,357         10,491                           40,848

Operating expenses:
      Research and development ............           611,675                                         611,675
      Selling expense .....................         1,356,464         31,471                        1,387,935
      General and administrative expense ..         1,288,445         36,498    $   168,320  (C)    1,493,263
                                                  -----------    -----------    -----------       -----------
                                                    3,256,584         67,969        168,320         3,492,873
                                                  -----------    -----------    -----------       -----------

Operating income loss .....................        (3,226,227)       (57,478)      (168,320)       (3,452,025)
                                                  -----------    -----------    -----------       -----------


Other income (expenses):
      Interest income .....................             6,279                                           6,279
      Interest expense ....................           (66,500)                                        (66,500)
      Other ...............................            65,379                                          65,379
                                                  -----------    -----------    -----------       -----------
                                                        5,158                                           5,158
                                                  -----------    -----------    -----------       -----------

Net loss ..................................        (3,221,069)       (57,478)      (168,320)       (3,446,867)

Amortization of discount on preferred stock        (1,082,270)                                     (1,082,270)
                                                  -----------    -----------    -----------       -----------

Net loss applicable to common shareholders        $(4,303,339)   $   (57,478)   $  (168,320)      $(4,529,137)
                                                  ===========    ===========    ===========       ===========

Basic and diluted loss per common
      share ...............................       $     (0.12)                                    $     (0.12)
                                                  ===========                                    ============

Weighted average number of
  shares outstanding ......................        36,053,963                       305,000  (D)   36,358,963
                                                  ===========                   ===========       ===========

                         IMAGINON, INC. AND SUBSIDIARIES
       UNAUDITED CONDENSED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1998

                                                          Historical
                                                  --------------------------
                                                                   Imagine
                                                   ImaginOn,       Digital
                                                   Inc. and      Productions,    Pro forma         Pro forma
                                                 subsidiaries      1, Inc.      adjustments      consolidated
                                                  -----------    -----------    -----------       -----------
Revenues .................................        $       880    $   127,762                      $   128,642
Cost of revenues .........................                 29        117,877                          117,906
                                                  -----------    -----------    -----------       -----------

      Gross profit .......................                851          9,885                           10,736
                                                  -----------    -----------    -----------      ------------

Operating expenses:
      Research and development ...........            906,256                                         906,256
      Selling expense ....................            440,967         93,429                          534,396
      General and administrative expense .            309,813         72,058    $   336,645  (C)      718,516
                                                  -----------    -----------    -----------       -----------
                                                    1,657,036        165,487        336,645         2,159,168
                                                  -----------    -----------    -----------       -----------

Operating loss ...........................         (1,656,185)      (155,602)      (336,645)       (2,148,432)
                                                  -----------    -----------    -----------       -----------


Other income (expenses):
      Interest income
      Interest expense ...................            (77,769)                                        (77,769)
      Other ..............................             (6,248)         3,000                           (3,248)
                                                  -----------    -----------    -----------       -----------

                                                      (84,017)         3,000                          (81,017)
                                                  -----------    -----------    -----------       -----------

Net loss applicable to common shareholders        $(1,740,202)   $  (152,602)   $  (336,645)      $(2,229,449)
                                                  ===========    ===========    ===========       ===========


Basic and diluted loss per share .........        $     (0.09)                                    $     (0.11)
                                                  ===========                                     ===========

Weighted average number of
  shares outstanding .....................         20,206,115                       305,000  (D)   20,511,115
                                                  ===========                   ===========       ===========

                         IMAGINON, INC. AND SUBSIDIARIES

                          NOTES TO UNAUDITED CONDENSED
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                          AND STATEMENTS OF OPERATIONS

                       AS OF AND FOR THE SIX MONTHS ENDED
             JUNE 30, 1999, AND FOR THE YEAR ENDED DECEMBER 31, 1998

The purchase method of accounting conforms the accounting policies followed by the consolidated entities. There were no significant accounting policy differences or other items which required adjustment in the unaudited pro forma consolidated financial statements.

On July 1, 1999, ImaginOn, Inc. (the "Registrant", or the "Company") through ImaginOn Digital Productions, Inc., a newly formed wholly owned subsidiary, acquired all the outstanding common and preferred shares of Imagine Digital Productions 1, Inc. ("IDP") in a transaction accounted for as a purchase. Consideration for the purchase consisted of $125,000 cash, a $200,000 payable (due in October 1999), and 305,000 shares of the Company's common stock valued at $667,340. In addition, the Company agreed to issue, as contingent consideration, up to 105,000 shares of the Company's common stock on June 30, 2000, subject to IDP satisfying certain performance criteria, as defined in the purchase agreement.

The pro forma adjustments consist of the following:

Entry (A):

To reflect the July 1, 1999, acquisition of all the outstanding common and preferred stock of IDP in exchange for consideration valued at $992,340, which consists of $125,000 cash, a $200,000 payable to the previous IDP shareholders, and 305,000 shares of the Company's common stock, valued at $667,340. The consideration of $992,340, plus the elimination of the IDP deficit of $17,592, results in goodwill of $1,009,932.

Entry (B)

To eliminate intercompany receivables and advances payable.

Entry (C)

To record amortization expense related to the goodwill recognized in the acquisition transaction. The goodwill is to be amortized on the straight-line method over three years.

Entry (D)

To record the pro forma weighted average number of common shares outstanding.

                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                       IMAGINON, INC.





Dated: September 14, 1999               By:  /s/ David M. Schwartz
                                             -----------------------------------
                                             David M. Schwartz
                                             President, Chief Executive Officer,
                                             Chief Financial Officer